VIRGINIA ENERGY RESOURCES INC.

SUBSCRIPTION AGREEMENT FOR COMMON SHARES

To:	Virginia Energy Resources Inc. (the "Company")

The undersigned subscriber (the "Subscriber"), on its own behalf or on behalf of any disclosed principal for whom it is contracting, hereby irrevocably subscribes for and agrees to purchase from the Company that number of common shares in the capital of the Company (the "Common Shares") set forth below for the aggregate consideration set out below (the "Aggregate Subscription Price") representing a subscription price of Cdn.$0.42 per Common Share. The Subscriber agrees to be bound by the terms and conditions set out in this Agreement including, without limitation, the representations, warranties and covenants contained herein.

SUBSCRIPTION AND SUBSCRIBER INFORMATION

Please print all information (other than signatures), as applicable, in the space provided below

Energy Fuels Inc.	Number of Common Shares 9,439,857 x Cdn. $0.42
(Name of Subscriber)
=
Account Reference (if applicable): _________________________________
Aggregate Subscription Price: $ 3,964,739.94
By: ________________________________________________________
Authorized Signatory	(Payment of the Subscription Price to be made in accordance with
Section 11.3)
Chief Financial Officer
(Official Capacity or Title – if the Subscriber is not an individual)

Graham G. Moylan
(Name of individual whose signature appears above if different than the name of the Subscriber printed above.)	Please complete if purchasing as agent or trustee for a principal (beneficial purchaser) (a "Disclosed Principal") and not purchasing as trustee or agent for accounts fully managed by it.

2 Toronto St., Suite 500

Toronto, Ontario M5G 2C	N/A
_______________	(Name of Disclosed Principal)
(Subscriber's Residential or Head Office Address, including Municipality, State/Province and Country)

(416) 214-2810
(Telephone Number)	(Address of Disclosed Principal)

gmoylan@energyfuels.com
(Email Address)	(Account Reference, if applicable)

(Fax Number)

Registration Information:	Delivery Instructions for certificates, if issued:

Energy Fuels Inc.	Energy Fuels Inc.
(Name)	(Name)

(Account Reference, if applicable)	(Account Reference, if applicable)

2 Toronto St., Suite 500, Toronto, Ontario M5G 2C2	2 Toronto St., Suite 500, Toronto, Ontario M5G 2C2
(Address, including Postal Code)	(Address, including Postal Code)

Graham G. Moylan (416) 214-2810 x225
	(Contact Name)	(Telephone Number)

Number and kind of securities of the Company held, directly or indirectly, if any:	State whether the Subscriber is an Insider of the Company:

Yes [ ] No x
Nil

Note: An Insider (as hereinafter defined) may or may not be considered to deal with the Company at arm's length. "Insider” is defined in Section 14 of the Agreement

State whether the Subscriber is a Registrant:	State whether Subscriber is a member of the "Pro Group":

Yes [ ] No x	Yes [ ] No x

Note: "Registrant" is defined in Section 14 of the Agreement	Note: "Pro Group" is defined in Section 14 of the Agreement

In addition to this face page, the Subscriber must also complete all applicable Appendices attached hereto, which Appendices are incorporated into and form part of this Agreement.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

This subscription is accepted by the Company and this Agreement is entered into by the Company and the Subscriber this _____day of December, 2012.

VIRGINIA ENERGY RESOURCES INC.

Per:  _____________________________
        Authorized Signatory

ENERGY FUELS INC.

Per: _______________________
        Authorized Signatory

Capitalized terms not otherwise defined below are defined in Section 144 of this Agreement

1.	SUBSCRIPTION FOR THE COMMON SHARES

1.1      The Subscriber hereby confirms its irrevocable subscription for and offer to purchase the Common Shares from the Company, on and subject to the terms and conditions set out in this Agreement, for the Aggregate Subscription Price of (a) Cdn.$250,000; and (b) the issuance by Subscriber to Company of 21,851,411 common shares in the capital of Subscriber (the “Consideration Shares”), payable in full on the Closing Date, as more particularly described in Section 11.3 hereto.

2.	TERMS OF THE ISSUE AND SALE OF THE COMMON SHARES

2.1      The securities offered hereunder will be Common Shares issued by the Company, in an offering of up to 14,285,715 Common Shares for aggregate gross proceeds of up to approximately Cdn.$6,000,000 (the “Offering”).

3.	ACCEPTANCE AND REJECTION OF SUBSCRIPTION BY THE COMPANY

3.1      The Subscriber acknowledges and agrees that the Company reserves the right, in its absolute discretion, to reject this subscription, in whole or in part, at any time prior to the Closing Time. If this subscription is rejected in whole, any cheques or other forms of payment delivered to the Company representing the Aggregate Subscription Price will be promptly returned to the Subscriber without interest or deduction. If this subscription is accepted only in part, a cheque representing any refund of the Aggregate Subscription Price for that portion of the subscription which is not accepted, will be promptly delivered to the Subscriber without interest or deduction.

4.	REPRESENTATIONS, WARRANTIES, COVENANTS AND ACKNOWLEDGEMENTS OF THE SUBSCRIBER AS PURCHASER OF THE COMMON SHARES

4.1      The Subscriber (on its own behalf and, including if applicable, on behalf of each Disclosed Principal) acknowledges, represents, warrants and covenants to and with the Company that, as at the date given above and at the Closing Date:

(a)

no prospectus or registration statement has been filed by the Company with any of the Regulatory Authorities in connection with the issuance of the Common Shares, such issuance is exempt from the prospectus requirements of applicable Securities Laws and:

	(i)	the Subscriber is restricted from using most of the civil remedies available under applicable Securities Laws;

	(ii)	the Subscriber may not receive information that would otherwise be required to be provided to it in an offering that is registered or made by way of prospectus under applicable Securities Laws; and

	(iii)	the Company is relieved from certain obligations that would otherwise apply under applicable Securities Laws;

(b)

the Subscriber certifies that it and, if applicable, each Disclosed Principal, is resident and located in the jurisdiction entered above as the "Subscriber's Residential or Head Office Address" and "Address of Disclosed Principal", respectively, if applicable, on the first page of this Agreement, which address is the residence or principal place of business of the Subscriber, or Disclosed Principal, as the case may be, and such address was not obtained or used solely for the purpose of acquiring the Common Shares;

(c)	the Subscriber is:

(i)

purchasing the Common Shares as principal for its own account and not for the benefit of any other person or is deemed under applicable Securities Laws to be purchasing the Common Shares as principal, and in either case is purchasing the Common Shares for investment only and not with a view to the resale or distribution of all or any of the Common Shares; or

(ii)

purchasing the Common Shares as agent for one or more other beneficial purchasers (each a "Disclosed Principal"), all of whom are disclosed on the first page of this Agreement, and is not deemed under applicable Securities Laws to be purchasing the Common Shares as principal, and it is duly authorized to enter into this Agreement, to make all the representations and warranties contained herein, to bind each such Disclosed Principal to the covenants and agreements herein and to execute and deliver all documentation in connection with the purchase on behalf of each such Disclosed Principal, who is purchasing as principal for its own account and not for the benefit of any other person and for investment only and not with a view to the resale or distribution of all or any of the Common Shares, and the Subscriber in its capacity as agent is acting in compliance with all applicable securities and other laws; or

(iii)

if a resident of an Offering Jurisdiction, purchasing for a principal or principals which is or are undisclosed or identified by account number only and is deemed to be purchasing as principal under applicable Securities Laws because the Subscriber is:

(A)

a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or an International Jurisdiction, and, in Ontario, is purchasing a security that is not a security of an investment fund; or

(B)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada), or under comparable legislation in any jurisdiction of Canada or an International Jurisdiction, and is acting on behalf of a fully managed account or accounts managed by the trust company or trust corporation;

(d)	the Subscriber and any Disclosed Principal acknowledge that:

	(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Common Shares;

	(ii)	there is no government or other insurance covering the Common Shares;

	(iii)	there are risks associated with the purchase of the Common Shares;

(iv)

there are restrictions on the Subscriber's or the Disclosed Principal's ability to resell the Common Shares and it is the responsibility of the Subscriber or the Disclosed Principal to find out what those restrictions are and to comply with them before selling the Common Shares;

(v)

the Company has advised the Subscriber and the Disclosed Principal that the Company is relying on an exemption from the requirements to provide the Subscriber or the Disclosed Principal with a prospectus and other applicable Securities Laws and, as a consequence of acquiring the Common Shares pursuant to this exemption, certain protections, rights and remedies provided by the Act and other applicable Securities Laws, including statutory rights of rescission or damages, will not be available to the Subscriber or the Disclosed Principal; and

(vi)

except as may be permitted under applicable Securities Laws, the Common Shares shall not be resold until after the expiry of the applicable "hold" or "restricted" period attaching to such Common Shares and any certificate(s) representing the Common Shares will bear a legend referring to such restrictions on resale and neither the Company nor any transfer agent of the Company will register any transfer of such Common Shares not made in compliance with such restrictions on resale;

(e)

if the Subscriber or the Disclosed Principal is resident in Canada or elsewhere outside of the United States, the Subscriber or, if the Subscriber is purchasing on behalf of a Disclosed Principal, that Disclosed Principal is an Accredited Investor, by virtue of the fact that the Subscriber or such Disclosed Principal, as the case may be, falls within one or more of the sub paragraphs of the definition of Accredited Investor set out in Appendix I (the Subscriber having checked the sub paragraph(s) applicable to the Subscriber or such Disclosed Principal, as the case may be) and neither the Subscriber nor such Disclosed Principal has been created or is being used primarily to permit the purchase of the Common Shares without a prospectus;

(f)

if the Subscriber or the Disclosed Principal is resident and located outside of Canada and the United States, the Subscriber and the Disclosed Principal has executed and delivered Appendix III hereto and the Subscriber makes the representations, warranties and covenants therein;

(g)

(i)      unless the Subscriber is an Institutional Accredited Investor and has executed and delivered the Institutional Accredited Investor Certificate attached as Appendix II hereto (in which case the Subscriber makes the representations, warranties and covenants therein):

(I)

either (A) neither the Subscriber nor Disclosed Principal, if any, is a U.S. Person, a person in the United States, or is purchasing the Common Shares for the account or benefit of, a U.S. Person or a person in the United States, or (B) the Subscriber is excluded from the definition of U.S. Person, because he, she or it (as applicable) is a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States that is purchasing the Common Shares on behalf of a discretionary or non- discretionary account or similar account (other than an estate or trust) held for the benefit or account of a Disclosed Principal that is a non-U.S. Person;

(II)

the Subscriber or any Disclosed Principal did not become aware of the offering of the Common Shares as a result of any advertisement in a publication with a general circulation in the United States or any other means that could be deemed to constitute "directed selling efforts" (as defined in Regulation S); and

(III)

at the time the Subscriber's subscription for Common Shares was executed and delivered to the Company, the Subscriber (or the Subscriber's authorized signatory, if it is not a natural person) was outside the United States;

(ii)

the Subscriber and each Disclosed Principal, as the case may be, acknowledges that, based in part on the Subscriber's representations, warranties, covenants and acknowledgments contained herein and all applicable appendices, the Common Shares have not been and will not be registered under the 1933 Act or the securities laws of any state or other jurisdictions of the United States, the Common Shares may not be offered or sold, directly or indirectly, in the United States except pursuant to registration under the 1933 Act and the securities laws of all applicable U.S. jurisdictions or available exemptions or exceptions therefrom, the Company has no obligation or present intention of filing a registration statement under the 1933 Act in respect of any of the Common Shares, and no Regulatory Authority has reviewed or passed upon the merits of an investment in the Common Shares and that any representation to the contrary is a criminal offence and, if made, may not be relied upon;

(iii)

the Subscriber will not offer, sell or otherwise transfer the Common Shares in the United States except pursuant to a registration statement under the 1933 Act and the securities laws of all applicable U.S. jurisdictions or available exemptions or exceptions therefrom; and

(iv)

the Subscriber has not purchased the Common Shares as a result of any form of General Solicitation or General Advertising, and the issuance and sale of the Common Shares was not accompanied by any advertisements, articles, notices or other communications published in any newspaper, magazine or similar media on the Internet or broadcast over radio, television or any seminar or meeting whose attendees have been invited by General Solicitation or General Advertising;

(h)	except as set forth in this Agreement, no person has made to the Subscriber or any Disclosed Principal, if applicable, any written or oral representations:

	(i)	that any person will resell or repurchase the Common Shares;

	(ii)	that any person will refund the purchase price of the Common Shares;

	(iii)	as to the future price or value of the Common Shares; or

(iv)

that any of the Company's securities will be listed and posted for trading on a stock exchange or that application has been made to list and post any of the Company's securities for trading on a stock exchange;

(i)

the Subscriber or the Disclosed Principal, as the case may be, will not become a "control person" (as defined in the Act) by virtue of the purchase of the Common Shares, and does not intend to act in concert with any other person to form a control group of the Company;

(j)

neither the Subscriber nor any Disclosed Principal, if applicable, has knowledge of a "material fact" or "material change" (as those terms are defined in the Act) in the affairs of the Company that has not been generally disclosed to the public;

(k)

the Subscriber has not received or been provided with, nor has it requested, nor does it have any need to receive, any offering memorandum, any prospectus, any sales or advertising literature, or any other document describing or purporting to describe the business and affairs of the Company which has been prepared for delivery to, and review by, prospective purchasers in order to assist in making an investment decision in respect of the Common Shares;

(l)

the Subscriber's decision to tender this offer and purchase the Common Shares has not been made as a result of any oral or written representation as to fact or otherwise made by or on behalf of the Company or any other person and is based entirely upon this Agreement, and currently available public information concerning the Company;

(m)

the Subscriber has been advised to consult its own legal advisors with respect to tax matters and the applicable hold periods imposed in respect of the Common Shares by applicable Securities Laws and regulatory policies and confirms that no representations by the Company have been made, other than those expressly stated herein, respecting tax matters or the hold periods applicable to the Common Shares. The Subscriber acknowledges and agrees that it is solely responsible for obtaining such legal advice and tax advice as it considers appropriate in connection with the execution, delivery and performance by it of this Agreement and the completion of the transactions contemplated hereby and accordingly, has had the opportunity to obtain any necessary advice as to the meanings of all terms contained herein relevant to the Subscriber for purposes of giving representations, warranties and covenants under this Agreement;

(n)

the Subscriber or, if applicable, each Disclosed Principal, has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and is able to bear the economic risk of the loss of its entire investment in the Common Shares;

(o)

the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if an individual is of full age of majority, in the jurisdiction in which the Subscriber is resident, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation, and if the Subscriber is not an individual, the Subscriber has all necessary approvals by its directors, shareholders, partners, trustees or others to authorize the execution and delivery of this Agreement on behalf of the Subscriber;

(p)

the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or any Disclosed Principal, if applicable, or of any agreement, written or oral, to which the Subscriber or the Disclosed Principal, if applicable, may be a party or by which it is or may be bound;

(q)

the Subscriber has obtained all necessary consents and authorizations to enable it to subscribe for the Common Shares and to perform its obligations under this Agreement and the Subscriber has otherwise complied with all requisite formalities and paid any issue, transfer or other taxes due in any territory in connection with its acceptance and the Subscriber has not taken any action which will or may result in the Company acting in breach of any regulatory or legal requirements of any territory in connection with the Offering or the Subscriber's subscription;

(r)

this Agreement has been duly executed and delivered by the Subscriber and constitutes a legal, valid and binding obligation of the Subscriber enforceable against the Subscriber, and if applicable, the Disclosed Principal;

(s)	the certificates, if any, representing the Common Shares will bear the following legend as required by NI 45-102 substantially in the following form and with the necessary information inserted:

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT THE DATE THAT IS FOUR MONTHS PLUS ONE DAY FROM THE DATE OF ISSUANCE]."

and such other legend or legends required by applicable Securities Laws.

In addition to the legend above, if the Subscriber or Disclosed Principal, as applicable, is in the United States or is a "U.S. Person" within the meaning of Regulation S under the 1933 Act, the certificates representing the Common Shares, if issued, will bear the legend referred to on pages 3 and 4 of Appendix II attached hereto.

(t)

if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Subscriber, and if applicable, each Disclosed Principal will execute, deliver, file and otherwise assist the Company in filing, such reports, undertakings and other documents with respect to the issue of the Common Shares as may be required;

(u)

the funds which will be advanced by the Subscriber to the Company hereunder, as applicable, will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the "PCMLTFA") and the Subscriber acknowledges that the Company may in the future be required by law to disclose the Subscriber's name and other information relating to this Agreement and the Subscriber's subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the best of the Subscriber's knowledge (a) none of the subscription funds to be provided by the Subscriber (i) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (b) it shall promptly notify the Company if the Subscriber discovers that any of such representations ceases to be true, and to provide the Company with appropriate information in connection therewith;

(v)	the Subscriber is not entitled to be paid any commission in relation to its participation in the Offering;

(w)	to the knowledge of the Subscriber, there is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder's fee;

(x)

the Subscriber agrees that the Company may be required by law or otherwise to disclose to regulatory authorities the identity of the Subscriber and if applicable the Disclosed Principal for whom the Subscriber may be acting; and

(y)

the Subscriber agrees that the above representations, warranties, covenants and acknowledgements in this Subsection will be true and correct both as of the execution of this Agreement and as of the Closing Date and will survive the Closing Date for a period of two years.

4.2      The foregoing representations, warranties, covenants and acknowledgements are made by the Subscriber with the intent that they be relied upon by the Company and its counsel in determining its suitability as a purchaser of Common Shares. The Subscriber undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the Subscriber set forth herein which takes place prior to the Closing.

5.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY AS ISSUER OF THE COMMON SHARES

5.1      The Company hereby represents and warrants to the Subscriber as follows and acknowledges that the Subscriber is relying on such representations and warranties in completing its subscription for the Common Shares:

(a)

The Company has been duly incorporated and continued and is a corporation validly existing under the Laws of the Province of British Columbia. The Company has the corporate power and capacity to own and lease its property and to carry on the Business as currently conducted. The Company is duly qualified, licensed or registered to do business in each jurisdiction in which the nature of the Business or the property or assets owned or leased by it make such qualification necessary, and is not otherwise precluded from carrying on the Business or owning or leasing property or assets in such jurisdictions by any other commitment, agreement or document. No proceeding has been instituted or, to the Company's knowledge, threatened in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. The Company is up-to-date in all its corporate filings and is in good standing under applicable corporate Laws.

(b)

The Canadian Subsidiary has been duly incorporated and is a corporation validly existing under the Laws of the Province of British Columbia. The Canadian Subsidiary has the corporate power and capacity to own and lease its property and to carry on in its business as currently conducted. The Subsidiary is duly qualified, licensed or registered to do business in each jurisdiction in which the nature of its business or the property or assets owned or leased by it make such qualification necessary, and is not otherwise precluded from carrying on business or owning or leasing property or assets in such jurisdictions by any other commitment, agreement or document. No proceeding has been instituted or, to the Company's knowledge, threatened in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. The Canadian Subsidiary is up-to-date in all its corporate filings and is in good standing under applicable corporate Laws.

(c)

The U.S. Subsidiary has been duly incorporated and is a corporation validly existing under the Laws of Virginia. The Subsidiary has the corporate power and capacity to own and lease its property and to carry on its business as currently conducted. The U.S. Subsidiary is duly qualified, licensed or registered to do business in each jurisdiction in which the nature of its business or the property or assets owned or leased by it make such qualification necessary, and is not otherwise precluded from carrying on business or owning or leasing property or assets in such jurisdictions by any other commitment, agreement or document. No proceeding has been instituted or, to the Company's knowledge, threatened in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. The U.S. Subsidiary is up-to-date in all its corporate filings and is in good standing under applicable corporate Laws.

(d)

The minute books and corporate records of the Company are true and correct in all material respects and contain substantially all minutes of all meetings and all resolutions of the shareholders or directors (or any committee thereof) of the Company as at the date hereof and on the Closing Date will contain substantially all minutes of all meetings and all resolutions of the shareholders or directors (or any committee thereof) of the Company.

(e)

The authorized capital of the Company consists of an unlimited number of Common Shares, without par value, of which 33,150,756 Common Shares have been validly issued and are outstanding. All of the issued and outstanding Common Shares are fully paid and non-assessable and have been duly authorized and issued, in compliance with applicable Laws and not in violation of or subject to any pre-emptive or similar right that entitles any person to acquire from the Company any Common Shares or other security of the Company.

(f)	The rights, privileges, restrictions and conditions attached to the Common Shares of the Company are as set out in the Notice of Articles and the Articles.

(g)

The Company has the full power and authority to issue the Subscription Shares. The issuance of the Subscription Shares has been duly authorized and at the Closing Time, and upon payment of the aggregate Subscription Price, the Subscription Shares will be validly issued as fully paid and non-assessable shares in the capital of the Company and at the Closing Time, the Subscriber will be the legal and registered owner of the Subscription Shares and will have good title thereto free and clear of all Encumbrances, other than as may be imposed as a result of the application of any Applicable Laws to the Subscriber or as are imposed as a result of any actions taken by, or transactions entered into by, the Subscriber.

(h)	Computershare Investor Services Inc. at its principal offices in the City of Vancouver is the duly appointed registrar and transfer agent of the Company with respect to the Common Shares.

(i)

The Company is not a party or subject to any agreement or understanding, and to the knowledge of the Company there is no agreement between any securityholders of the Company that affects or relates to the voting or giving of written consents with respect to, any of the Company's securities. The Company has not granted any registration rights or similar rights with respect to its securities to any Person.

(j)

The Company is a "reporting issuer" only in the Provinces of British Columbia, Alberta and Quebec and is not included in a list of defaulting reporting issuers maintained by the Regulatory Authorities in the Provinces of British Columbia, Alberta and Quebec. The Company has not taken any action to cease to be a reporting issuer in any jurisdiction in which it is a reporting issuer, and has not received any notification from a Regulatory Authority seeking to revoke the Company's reporting issuer status. All filings and fees required to be made and paid by the Company pursuant to Securities Laws and general corporate law have been made and paid.

(k)

Since September 26, 2012, as of their respective filing dates, each of the Public Disclosure Documents complied with the requirements of applicable Securities Laws in all material respects and none of the Public Disclosure Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. There is no material change relating to the Company which has occurred and with respect to which the requisite material change report has not been filed with the Regulatory Authorities. The Company has not filed any confidential material change report or other confidential report with any Regulatory Authority or other Governmental Entity which at the date hereof remains confidential. All material agreements required to be filed with the Regulatory Authorities by the Company pursuant to Securities Laws have been filed.

(l)	The Technical Report complies in all material respects with the provisions of NI 43-101.

(m)

The Common Shares are listed and posted for trading on the TSXV and no order ceasing or suspending trading in any securities of the Company or prohibiting the sale or issuance of the Subscription Shares or the trading of any of the Company's issued securities has been issued and no (formal or informal) proceedings for such purpose are pending or, to the knowledge of the Company, have been threatened.

(n)	Neither the Company nor the Subsidiary has been or is in breach or violation of:

	(i)	any of the terms, conditions or provisions of its constating documents or resolutions of its shareholders or directors (or any committee thereof);

	(ii)	any Permit; or

	(iii)	any Laws applicable to, or any Order of any Governmental Entity having jurisdiction over, the Business, the Company, the U.S. Subsidiary or their respective property or assets,

except for such breaches as have not had or could not reasonably be expected to have a Material Adverse Effect.

(o)

The Financial Statements have been prepared in accordance with International Financial Reporting Standards (IASB) applied on a consistent basis throughout and complied, as of their date of filing, with the applicable published rules and regulations of the TSXV and applicable Securities Laws, and the Financial Statements, together with the applicable certifications filed by the Company in connection with the Financial Statements in accordance with NI 52-109, present fairly, in all material respects, the financial condition of the Company, on a consolidated basis, for the period then ended. The Company does not intend to correct or restate, nor, to the knowledge of the Company, is there any basis for any correction or restatement of, any aspect of the Financial Statements.

(p)

Except as disclosed in the Public Disclosure Documents, since September 26, 2012 no change has occurred in any of the assets, business, financial condition or results of operations of the Company or the Subsidiary which, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.

6.	REPRESENTATIONS, WARRANTIES, COVENANTS AND ACKNOWLEDGEMENTS OF THE COMPANY AS PURCHASER OF THE CONSIDERATION SHARES

6.1      The Company acknowledges, represents, warrants and covenants to and with the Subscriber that, as at the date given above and at the Closing Date:

(a)

no prospectus or registration statement has been filed by the Subscriber with any of the Regulatory Authorities in connection with the issuance of the Consideration Shares, such issuance is exempt from the prospectus requirements of applicable Securities Laws and:

	(i)	the Company is restricted from using most of the civil remedies available under applicable Securities Laws;

	(ii)	the Company may not receive information that would otherwise be required to be provided to it in an offering that is registered or made by way of prospectus under applicable Securities Laws; and

	(iii)	the Company is relieved from certain obligations that would otherwise apply under applicable Securities Laws;

(b)

the Company certifies that it is resident and located at Suite 611-675 West Hastings Street, Vancouver, BC, Canada, V6B 1N2, which address is the residence or principal place of business of the Company, and such address was not obtained or used solely for the purpose of acquiring the Consideration Shares;

(c)

the Company is purchasing the Consideration Shares as principal for its own account and not for the benefit of any other person or is deemed under applicable Securities Laws to be purchasing the Consideration Shares as principal, and in either case is purchasing the Consideration Shares for investment only and not with a view to the resale or distribution of all or any of the Consideration Shares; or

(d)	the Company acknowledges that:

	(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Consideration Shares;

	(ii)	there is no government or other insurance covering the Consideration Shares;

	(iii)	there are risks associated with the purchase of the Consideration Shares;

(iv)

there are restrictions on the Company's ability to resell the Consideration Shares and it is the responsibility of the Company to find out what those restrictions are and to comply with them before selling the Consideration Shares;

(v)

the Subscriber has advised the Company that the Subscriber is relying on an exemption from the requirements to provide the Company with a prospectus and other applicable Securities Laws and, as a consequence of acquiring the Consideration Shares pursuant to this exemption, certain protections, rights and remedies provided by the Act and other applicable Securities Laws, including statutory rights of rescission or damages, will not be available to the Company; and

(vi)

except as may be permitted under applicable Securities Laws, the Consideration Shares shall not be resold until after the expiry of the applicable "hold" or "restricted" period attaching to such Consideration Shares and any certificate(s) representing the Consideration Shares will bear a legend referring to such restrictions on resale and neither the Company nor any transfer agent of the Company will register any transfer of such Consideration Shares not made in compliance with such restrictions on resale;

(e)

the Company is an Accredited Investor, by virtue of the fact that the Company, falls within one or more of the sub paragraphs of the definition of Accredited Investor set out in Appendix V (the Company having checked the sub paragraph(s) applicable to the Company) and the Company has not been created and is not being used primarily to permit the purchase of the Consideration Shares without a prospectus;

(f)	the following:

	(i)	the following:

		(I)	the Company is not a U.S. Person, a person in the United States, or is purchasing the Consideration Shares for the account or benefit of, a U.S. Person or a person in the United States;

(II)

the Company did not become aware of the offering of the Consideration Shares as a result of any advertisement in a publication with a general circulation in the United States or any other means that could be deemed to constitute "directed selling efforts" (as defined in Regulation S); and

(III)

at the time the Company's subscription for Consideration Shares was executed and delivered to the subscriber, the Company (or the Company's authorized signatory, if it is not a natural person) was outside the United States;

(ii)

the Company acknowledges that, based in part on the Company's representations, warranties, covenants and acknowledgments contained herein and all applicable appendices, the Consideration Shares have not been and will not be registered under the 1933 Act or the securities laws of any state or other jurisdictions of the United States, the Consideration Shares may not be offered or sold, directly or indirectly, in the United States except pursuant to registration under the 1933 Act and the securities laws of all applicable U.S. jurisdictions or available exemptions or exceptions therefrom, the Subscriber has no obligation or present intention of filing a registration statement under the 1933 Act in respect of any of the Consideration Shares, and no Regulatory Authority has reviewed or passed upon the merits of an investment in the Consideration Shares and that any representation to the contrary is a criminal offence and, if made, may not be relied upon;

(iii)

the Company will not offer, sell or otherwise transfer the Consideration Shares in the United States except pursuant to a registration statement under the 1933 Act and the securities laws of all applicable U.S. jurisdictions or available exemptions or exceptions therefrom; and

(iv)

the Company has not purchased the Consideration Shares as a result of any form of General Solicitation or General Advertising, and the issuance and sale of the Consideration Shares was not accompanied by any advertisements, articles, notices or other communications published in any newspaper, magazine or similar media on the Internet or broadcast over radio, television or any seminar or meeting whose attendees have been invited by General Solicitation or General Advertising;

(g)	except as set forth in this Agreement, no person has made to the Company any written or oral representations:

	(i)	that any person will resell or repurchase the Consideration Shares;

	(ii)	that any person will refund the purchase price of the Consideration Shares;

	(iii)	as to the future price or value of the Consideration Shares; or

	(iv)	that any of the Subscriber's securities will be listed and posted for trading on a stock exchange or that application has been made to list and post any of the Subscriber's securities for trading on a stock exchange;

(h)

the Company will not become a "control person" (as defined in the Act) by virtue of the purchase of the Consideration Shares, and does not intend to act in concert with any other person to form a control group of the Subscriber;

(i)

the Company does not have knowledge of a "material fact" or "material change" (as those terms are defined in the Act) in the affairs of the Subscriber that has not been generally disclosed to the public;

(j)

the Company has not received or been provided with, nor has it requested, nor does it have any need to receive, any offering memorandum, any prospectus, any sales or advertising literature, or any other document describing or purporting to describe the business and affairs of the Company which has been prepared for delivery to, and review by, prospective purchasers in order to assist in making an investment decision in respect of the Consideration Shares;

(k)

the Company's decision to purchase the Consideration Shares has not been made as a result of any oral or written representation as to fact or otherwise made by or on behalf of the Subscriber or any other person and is based entirely upon this Agreement, and currently available public information concerning the Subscriber;

(l)

the Company has been advised to consult its own legal advisors with respect to tax matters and the applicable hold periods imposed in respect of the Consideration Shares by applicable Securities Laws and regulatory policies and confirms that no representations by the Subscriber have been made, other than those expressly stated herein, respecting tax matters or the hold periods applicable to the Consideration Shares. The Company acknowledges and agrees that it is solely responsible for obtaining such legal advice and tax advice as it considers appropriate in connection with the execution, delivery and performance by it of this Agreement and the completion of the transactions contemplated hereby and accordingly, has had the opportunity to obtain any necessary advice as to the meanings of all terms contained herein relevant to the Subscriber for purposes of giving representations, warranties and covenants under this Agreement;

(m)

the Company has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and is able to bear the economic risk of the loss of its entire investment in the Consideration Shares;

(n)

the Company has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation, and has all necessary approvals by its directors, shareholders, partners, trustees or others to authorize the execution and delivery of this Agreement on behalf of the Company;

(o)

the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Company or of any agreement, written or oral, to which the Company may be a party or by which it is or may be bound;

(p)

the Company has obtained all necessary consents and authorizations to enable it to subscribe for the Consideration Shares and to perform its obligations under this Agreement and the Company has otherwise complied with all requisite formalities and paid any issue, transfer or other taxes due in any territory in connection with its acceptance and the Company has not taken any action which will or may result in the Subscriber acting in breach of any regulatory or legal requirements of any territory in connection with the Offering or the Company's subscription;

(q)	this Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company;

(r)	the certificates, if any, representing the Consideration Shares will bear the following legend as required by NI 45-102 substantially in the following form and with the necessary information inserted:

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT THE DATE THAT IS FOUR MONTHS PLUS ONE DAY FROM THE DATE OF ISSUANCE]."

and such other legend or legends required by applicable Securities Laws.

In addition to the legend above, if the Company is in the United States or is a "U.S. Person" within the meaning of Regulation S under the 1933 Act, the certificates representing the Consideration Shares, if issued, will bear the legend referred to on pages 3 and 4 of Appendix II attached hereto.

(s)

if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Company will execute, deliver, file and otherwise assist the Subscriber in filing, such reports, undertakings and other documents with respect to the issue of the Consideration Shares as may be required;

(t)	the Company is not entitled to be paid any commission in relation to its participation in the Offering;

(u)	to the knowledge of the Company, there is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder's fee;

(v)	the Company agrees that the Subscriber may be required by law or otherwise to disclose to regulatory authorities the identity of the Company for whom the Company may be acting; and

(w)

the Company agrees that the above representations, warranties, covenants and acknowledgements in this Subsection will be true and correct both as of the execution of this Agreement and as of the Closing Date and will survive the Closing Date for a period of two years.

6.2      The foregoing representations, warranties, covenants and acknowledgements are made by the Company with the intent that they be relied upon by the Subscriber and its counsel in determining its suitability as a purchaser of Consideration Shares. The Company undertakes to notify the Subscriber immediately of any change in any representation, warranty or other information relating to the Company set forth herein which takes place prior to the Closing.

7.	REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER AS ISSUER OF THE CONSIDERATION SHARES

7.1      The Subscriber hereby represents and warrants to the Company as follows and acknowledges that the Company is relying on such representations and warranties in completing its subscription for the Consideration Shares:

(a)

The Subscriber has been duly incorporated and continued and is a corporation validly existing under the Laws of the Province of Ontario. The Subscriber has the corporate power and capacity to own and lease its property and to carry on the Subscriber’s Business as currently conducted. The Subscriber is duly qualified, licensed or registered to do business in each jurisdiction in which the nature of the Subscriber’s Business or the property or assets owned or leased by it make such qualification necessary, and is not otherwise precluded from carrying on the Subscriber’s Business or owning or leasing property or assets in such jurisdictions by any other commitment, agreement or document. Except as set out in the Subscriber’s Public Disclosure Documents, no proceeding has been instituted or, to the Subscriber's knowledge, threatened in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. The Subscriber is up-to-date in all its corporate filings and is in good standing under applicable corporate Laws.

(b)

The minute books and corporate records of the Subscriber are true and correct in all material respects and contain substantially all minutes of all meetings and all resolutions of the shareholders or directors (or any committee thereof) of the Subscriber as at the date hereof and on the Closing Date will contain substantially all minutes of all meetings and all resolutions of the shareholders or directors (or any committee thereof) of the Subscriber.

(c)

The authorized capital of the Subscriber consists of an unlimited number of common shares, an unlimited number of Preferred Shares issuable in series, and an unlimited number of Series A Preferred Shares, of which 679,652,107 common shares are validly issued and outstanding as of September 30, 2012. All of the issued and outstanding common shares are fully paid and non- assessable and have been duly authorized and issued, in compliance with applicable Laws and not in violation of or subject to any pre-emptive or similar right that entitles any person to acquire from the Subscriber any common shares or other security of the Subscriber.

(d)	The rights, privileges, restrictions and conditions attached to the common shares of the Subscriber are as described in the Subscriber’s Public Disclosure Documents.

(e)

The Subscriber has the full power and authority to issue the Consideration Shares. The issuance of the Consideration Shares has been duly authorized and at the Closing Time, and upon receipt of the Common Shares from the Company will be validly issued as fully paid and non-assessable shares in the capital of the Subscriber and at the Closing Time, the Company will be the legal and registered owner of the Consideration Shares and will have good title thereto free and clear of all Encumbrances, other than as may be imposed as a result of the application of any Applicable Laws to the Company or as are imposed as a result of any actions taken by, or transactions entered into by, the Company.

(f)	Canadian Stock Transfer Company Inc. at its principal offices in the City of Toronto is the duly appointed registrar and transfer agent of the Subscriber with respect to the Consideration Shares.

(g)

The Subscriber is not a party or subject to any agreement or understanding, and to the knowledge of the Subscriber there is no agreement between any securityholders of the Subscriber that affects or relates to the voting or giving of written consents with respect to, any of the Subscriber's securities. The Subscriber has not granted any registration rights or similar rights with respect to its securities to any Person.

(h)

The Subscriber is not included in a list of defaulting reporting issuers maintained by the Regulatory Authorities in any of the Provinces or Territories of Canada. The Subscriber has not taken any action to cease to be a reporting issuer in any jurisdiction in which it is a reporting issuer, and has not received any notification from a Regulatory Authority seeking to revoke the Subscriber's reporting issuer status. All filings and fees required to be made and paid by the Subscriber pursuant to Securities Laws and general corporate law have been made and paid.

(i)

As of their respective filing dates, each of the Subscriber’s Public Disclosure Documents complied with the requirements of applicable Securities Laws in all material respects and none of the Subscriber’s Public Disclosure Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. There is no material change relating to the Subscriber which has occurred and with respect to which the requisite material change report has not been filed with the Regulatory Authorities. The Subscriber has not filed any confidential material change report or other confidential report with any Regulatory Authority or other Governmental Entity which at the date hereof remains confidential. All material agreements required to be filed with the Regulatory Authorities by the Subscriber pursuant to Securities Laws have been filed.

(j)

The common shares of the Subscriber are listed and posted for trading on the TSX and no order ceasing or suspending trading in any securities of the Subscriber or prohibiting the sale or issuance of the Consideration Shares or the trading of any of the Subscriber's issued securities has been issued and no (formal or informal) proceedings for such purpose are pending or, to the knowledge of the Subscriber, have been threatened.

(k)	Except as described in the Subscriber’s Public Disclosure Documents, neither the Subscriber nor any of its subsidiaries has been or is in breach or violation of:

	(iv)	any of the terms, conditions or provisions of its constating documents or resolutions of its shareholders or directors (or any committee thereof);

	(v)	any Permit; or

	(vi)	any Laws applicable to, or any Order of any Governmental Entity having jurisdiction over, the Subscriber’s Business, the Subscriber or any of its subsidiaries or their respective property or assets, except for such breaches as have not had or could not reasonably be expected to have a Material Adverse Effect.

8.	WITHDRAWAL OF SUBSCRIPTION

8.1      The Subscriber reserves the right to withdraw this subscription and to terminate its obligations hereunder at any time before the Closing.

9.	DIRECTOR NOMINATION RIGHT

9.1      For two years after the Closing Date, provided the Subscriber (together with its Affiliates) beneficially owns directly or indirectly 5% or more of the outstanding Common Shares (on a non-diluted basis), and for so long thereafter as the Subscriber (together with its Affiliates) beneficially owns, directly or indirectly, 9.9% or more of the outstanding Common Shares (on a non-diluted basis), the Subscriber shall be entitled to designate one nominee (an "Investor Nominee"), who may be a non-resident of Canada, for election or appointment to the Board, and, subject to acceptance by the TSXV, the Board shall appoint to the Board or nominate the Investor Nominee for election as a director of the Company. Further, for so long as Subscriber shall be entitled to designate an Investor Nominee for election or appointment to the Board, such Investor Nominee shall also be appointed as a member of the Audit Committee of the Company.

9.2      On the Closing Date, subject to the approval of the TSXV, Graham G. Moylan shall be appointed as the Investor Nominee to serve on the Board until the next annual meeting of the Company's shareholders.

9.3      The Subscriber shall advise the Company of the identity of the Investor Nominee at least 20 Business Days prior to the date on which proxy solicitation materials are to be mailed (as advised by the Company to the Subscriber) for purposes of any meeting of shareholders at which directors of the Company are to be elected. If the Subscriber does not advise the Company of the identity of any Investor Nominees prior to such deadline, then the Subscriber will be deemed to have nominated its incumbent nominee. The Company shall advise the Investor of the mailing date of any such proxy solicitation materials at least 30 Business Days prior to such date.

9.4      In the event that an Investor Nominee shall cease to serve as a director of the Company, whether due to such Investor Nominee's death, disability, resignation or removal, the Company shall cause the Board to promptly appoint a replacement Investor Nominee designated by the Subscriber to fill the vacancy created by such death, disability, resignation or removal, provided that the Subscriber remains eligible to designate an Investor Nominee.

9.5      Each Investor Nominee shall, at the time of election or appointment to the Board for the first time, meet the qualification requirements to serve as a director under the Business Corporations Act (British Columbia), applicable Canadian securities laws and the rules of any stock exchange on which the Common Shares are then listed, provided that for purposes of this Agreement the fact that a stock exchange of competent jurisdiction has not yet accepted for purposes of the rules of such stock exchange an Investor Nominee shall not be considered to be a failure to meet such qualification requirements unless such stock exchange has rejected an Investor Nominee and such decision or determination is not or is no longer appealable. The Company agrees to allow the Investor Nominee to provide input on any documents or correspondence which the Company is required to submit to the relevant stock exchange and will co-operate with the Investor Nominee with respect to any communications with such stock exchange, in each case with respect to the Investor Nominee meeting the qualification requirements of such stock exchange.

9.6      The Investor Nominee shall be entitled to the benefit of any directors' liability insurance or indemnity to which other directors of Company are entitled.

9.7      After two years after the Closing Date, the rights in Section 9 shall cease to be applicable on the date that the Subscriber (together with its Affiliates) beneficially owns less than 9.9% of the issued and outstanding Common Shares (on a non-diluted basis).

10.	SUBSCRIBER’S PARTICIPATION RIGHT AND RESTRICTIONS ON SALES BY COMPANY

10.1      As long as the Subscriber (together with its Affiliates) beneficially owns at least 9.9% of the issued and outstanding Common Shares (on a non-diluted basis), it will have a right to maintain its then-current percentage interest in the Common Shares by participating in the issuance of additional Common Shares, equity securities, or other securities that are convertible or exchangeable into Common Shares or equity securities, that are issued for cash in a public offering or private placement (an “Offering”), subject to any required regulatory approvals by subscribing for:

(a)

In the case of an Offering of Common Shares, up to such number of Common Shares that will allow the Subscriber to maintain, as at the completion of the Offering, a percentage ownership interest in the outstanding Common Shares that is the same as the percentage ownership interest that it had immediately prior to completion of the Offering; and

(b)

In the case of an Offering of securities other than Common Shares, up to such number of such securities that will (assuming conversion, exercise or exchange of all of the convertible, exercisable or exchangeable securities issued in connection with the Offering and issuable pursuant to this Section 10.1) allow the Subscriber to maintain, as at the completion of the Offering, a Diluted Ownership Interest in the Company that is the same as the Diluted Ownership Interest that it had immediately prior to the completion of the Offering. For these purposes, “Diluted Ownership Interest” means the percentage equal to the fraction, the numerator of which is the sum of (a) all Common Shares held by the Subscriber and its Affiliates plus (b) all securities exercisable, convertible or exchangeable into Common Shares held by the Subscriber and its Affiliates, whether or not such securities are subject to any conditions or restrictions on exercise, conversion or exchange and the denominator of which is the sum of (c) all outstanding Common Shares and (d) all securities exercisable, convertible or exchangeable into Common Shares issued by the Company, whether or not such securities are subject to any conditions or restrictions on exercise, conversion or exchange.

10.2      The Company will, as soon as possible after the public announcement of an Offering, but in any event on the date on which the Company files a preliminary prospectus, registration statement or other offering documents in connection with an Offering that is a public offering of securities, and at least five business days prior to the expected completion date of the Offering, give written notice (the “Offering Notice”) to the Subscriber including, to the extent known by the Company, the full particulars of the Offering and the Company’s calculation of the number of securities that the Subscriber would be entitled to purchase. If the Subscriber wishes to exercise its rights, it shall give written notice to the Company (the “Exercise Notice”) of the exercise of such right, which notice shall be irrevocable and unconditional, and of the number of securities that the Subscriber wishes to purchase of its entitlement within five business days after the date of receipt of an Offering Notice, or in the case of a public offering that is a “bought deal”, within one business day of receipt of an Offering Notice, failing which the Subscriber will not be entitled to exercise the right in respect of such Offering. The Exercise Notice (which shall represent the acceptance of the Company’s Offering Notice) shall constitute a binding agreement by the Subscriber to subscribe for and purchase, and by the Company to issue and sell to the Subscriber, on the terms and conditions in the Offering Notice, the number or amount of securities as are to be issued to the Subscriber therein. The securities subscribed for by the Subscriber in the case of a public offering that is a “bought deal” shall be issued on a private placement basis.

10.3      All of the securities not subscribed for by the Subscriber within the time limit specified in Section 10.2 will be available for issuance, and may be issued under the Offering, by the Company to any Person (and in the case of an underwritten offering, to the underwriter or underwriters) at not less than the issue price set forth in the Offering Notice or any supplemental notice.

10.4      The completion of the issuance to the Subscriber of securities is subject to compliance with all applicable laws, including the rules of any stock exchange on which the securities of the Company are listed.

10.5      The rights in Section 10.1 shall not apply to securities issued: (i) for compensatory purposes to officers, employees, directors and consultants of the Company, or (ii) pursuant to convertible or exchangeable securities or contractual obligations outstanding or in existence prior to the date hereof (each such issuance of securities pursuant to clause (i) and (ii) hereof being referred to as a “Dilutive Event”).

10.6      The rights in Section 10.1 shall cease to be applicable on the date that the Subscriber (together with its Affiliates) beneficially owns less than 9.9% of the issued and outstanding Common Shares (on a non-diluted basis).

10.7      If Subscriber announces, at any time on or before September 30, 2013, a transaction (a “Transaction”) involving (a) an acquisition, merger, arrangement or similar transaction, that requires approval of the shareholders of Subscriber and/or the shareholders of any other party to the Transaction, or (b) an equity or equity-linked financing, Company shall not, during the period commencing on the date of the announcement of the Transaction and ending on the 90th day after closing or completion of the Transaction, directly or indirectly sell or dispose of any more than 95,000 shares of Subscriber per trading day, without the prior written consent of Subscriber.

11.	CLOSING

11.1      Delivery of the Common Shares and payment of the Aggregate Subscription Price will be completed at Closing at the offices of counsel to the Company, Cassels Brock & Blackwell LLP, 2100 Scotia Plaza, 40 King Street West, Toronto, Ontario on the Closing Date, if, prior to the Closing Time, the terms and conditions contained in this Agreement are satisfied in full or waived.

11.2      The obligations of the Parties are subject to acceptance of the terms of the Offering by the TSXV and TSX, the conditional listing of the Common Shares on the TSXV and Consideration Shares on the TSX and all other required regulatory approvals being obtained. The acceptance of this subscription offer will be conditional upon the sale of the Common Shares to the Subscriber or the Disclosed Principal, as the case may be, being exempt from the prospectus and registration requirements under applicable Securities Laws.

11.3      The Subscriber acknowledges and agrees that the obligations of the Company hereunder are conditional on the accuracy of the representations and warranties of the Subscriber contained in this Agreement as of the date of this Agreement, and as of the Closing Date as if made at and as of the Closing Date, and the fulfillment of the following additional conditions as soon as possible and in any event not later than the Closing Date:

(a)	the Company having accepted this Agreement;

(b)

payment by the Subscriber of the Aggregate Subscription Price in a manner acceptable to the Company, which payment shall be made, unless otherwise agreed to, and subject to the approval of the TSXV and the TSX:

(i) by the Subscriber paying to the Company cash in the amount of Cdn.$250,000; and

(ii) issuing 21,851,411 common shares of the Subscriber to the Company (the “Consideration Shares”);

(c)	the Subscriber having properly completed, signed and delivered this Agreement with payment to the Company;

(d)

the Subscriber having properly completed, signed and delivered, as applicable, pages 1 and 2 of this Agreement, and Appendix I, II, III and IV, and any further documentation as required under applicable Securities Laws or any stock exchange or other regulatory authority and the Subscriber covenants and agrees to do so upon request by the Company;

(e)	the Subscriber providing a personal information form for Graham G. Moylan, as the Subscriber’s initial Investor Nominee;

(f)	the Offering being completed for at least 14,285,715 common; and

(g)	the conditions of Closing contained in this Agreement being satisfied or waived by the relevant party.

11.4      The Company acknowledges and agrees that the obligations of the Subscriber hereunder are conditional on the accuracy of the representations and warranties of the Company contained in this Agreement as of the date of this Agreement, and as of the Closing Date as if made at and as of the Closing Date, and the fulfillment of the following additional conditions as soon as possible and in any event not later than the Closing Date:

(a)	the Company having properly completed, signed and delivered this Agreement;

(b)

the Company having properly completed, signed and delivered Appendix V, and any further documentation as required under applicable Securities Laws or any stock exchange or other regulatory authority and the Company covenants and agrees to do so upon request by the Subscriber;

(c)	the Common Shares being issued to the Subscriber; and

(d)	the conditions of Closing contained in this Agreement being satisfied or waived by the relevant party.

11.5      If less than a complete copy of this Agreement is delivered to the Company or the Subscriber, the Company and the Subscriber and their respective advisors are entitled to assume that each of the Subscriber and Company accepts and agrees to all the terms and conditions of the pages not delivered, unaltered.

12.	USE OF PERSONAL INFORMATION

12.1      Each Party (a “Disclosing Party”), on its own behalf and, if applicable, on behalf of any Disclosed Principal, acknowledges and consents to the fact that the other Party (a “Recipient”) is collecting the Disclosing Party’s personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time), or that of each beneficial purchaser for whom it is contracting hereunder, for the purpose of completing this Agreement. The Disclosing Party, on its own behalf and, if applicable, on behalf of any Disclosed Principal, acknowledges and consents to the Recipient retaining such personal information for as long as permitted or required by law or business practices. The Disclosing Party, on its own behalf and, if applicable, on behalf of any Disclosed Principal, further acknowledges and consents to the fact that the Recipient may be required by the Securities Laws of the Offering Jurisdictions, the rules and policies of any stock exchange or the rules of the Investment Industry Regulatory Organization of Canada to provide regulatory authorities with any personal information provided by the Disclosing Party in this Agreement. The Disclosing Party represents and warrants, as applicable, that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of each Disclosed Principal. In addition to the foregoing, the Disclosing Party agrees and acknowledges that the Recipient may use and disclose the Disclosing Party’s personal information, or that of each beneficial purchaser for whom it is contracting hereunder, as follows:

(a)

for internal use with respect to managing the relationships between and contractual obligations of the Recipient and the Disclosing Party or any beneficial purchaser for whom it is contracting hereunder;

(b)	for use and disclosure for income tax related purposes;

(c)	disclosure to securities regulatory authorities and other regulatory bodies with jurisdiction with respect to reports of trades and similar regulatory filings;

(d)

disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(e)	disclosure to professional advisers of the Recipient in connection with the performance of their professional services;

(f)	disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with your prior written consent;

(g)	disclosure to a court determining the rights of the Parties under this Agreement; or

(h)	for use and disclosure as otherwise required or permitted by law.

12.2      The Disclosing Party, on its own behalf and, if applicable, on behalf of any Disclosed Principal, hereby acknowledges and consents to: (i) the disclosure by the Disclosing Party and the Recipient of Personal Information (defined in Section 12.5) concerning the Disclosing Party to the Regulatory Authorities, or to the TSXV or TSX and their affiliates, authorized agents, subsidiaries and divisions; and (ii) the collection, use and disclosure of Personal Information by the TSXV or TSX for the following purposes (or as otherwise identified by the TSXV or TSX, from time to time):

(a)	to conduct background checks;

(b)	to verify the Personal Information that has been provided about the Disclosing Party;

(c)	to consider the suitability of the Disclosing Party as a holder of securities of the Recipient;

(d)	to consider the eligibility of the Recipient to continue to list on the TSXV or TSX;

(e)

to provide disclosure to market participants as the security holdings of the Recipient's shareholders, and their involvement with any other reporting issuers, issuers subject to a cease trade order or bankruptcy, and information respecting penalties, sanctions or personal bankruptcies, and possible conflicts of interest with the Recipient;

(f)	to detect and prevent fraud;

(g)	to conduct enforcement proceedings; and

(h)

to perform other investigations as required by and to ensure compliance with all applicable rules, policies, rulings and regulations of the TSXV, TSX, securities legislation and other legal and regulatory requirements governing the conduct and protection of the public markets in Canada.

12.3      The Disclosing Party also acknowledges that: (i) the TSXV and TSX also collect additional Personal Information from other sources, including securities regulatory authorities in Canada or elsewhere, investigative law enforcement or self regulatory organizations, and regulations service providers to ensure that the purposes set forth above can be accomplished; (ii) the Personal Information the TSXV and TSX collects may also be disclosed to the agencies and organizations referred to above or as otherwise permitted or required by law, and they may use it in their own investigations for the purposes described above; (iii) the Personal Information may be disclosed on the TSXV's or TSX’s website or through printed materials published by or pursuant to the direction of the TSXV or TSX; and (iv) the TSXV and TSX may from time to time use third parties to process information and provide other administrative services, and may share the information with such providers.

12.4      If the Disclosing Party is resident in or otherwise subject to the Securities Laws applicable in the Province of Ontario, the information provided by the Disclosing Party on pages 1 and 2 of this Agreement and elsewhere in this Agreement identifying the name, address and telephone number of the Disclosing Party, the number of Common Shares being purchased hereunder and the total Aggregate Subscription Price as well as the Closing Date and the exemption that the Disclosing Party is relying on in purchasing the Common Shares or Consideration Shares will be disclosed to the Ontario Securities Commission, and such information is being indirectly collected by the Ontario Securities Commission under the authority granted to it under securities legislation. This information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario. Each Disclosing Party (for certainty including each Disclosed Principal) hereby authorizes the indirect collection of such information to the Ontario Securities Commission. In the event the Disclosing Party has any questions with respect to the indirect collection of such information by the Ontario Securities Commission, the Disclosing Party should contact the Ontario Securities Commission, Administrative Support Clerk at (416) 593-3684, facsimile: (416) 593-8122, or in person or writing at Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario M5H 3S8.

12.5      As used herein, "Personal Information" means any information about the Disclosing Party required to be disclosed to a Commission or the TSXV or TSX, whether pursuant to a Commission or TSXV or TSX form or a request made by a Commission or the TSXV or TSX, including the Corporate Placee Registration Form attached hereto as Appendix IV.

13.	APPENDICES

13.1      The following are the Appendices attached to and incorporated in this Agreement by reference and deemed to be a part hereof:

Appendix I	-	Accredited Investor Questionnaire for the Subscriber
Appendix II	-	Institutional Accredited Investor Certificate
Appendix III	-	Offshore Subscriber Certificate
Appendix IV	-	Corporate Placee Registration Form
Appendix V		Accredited Investor Questionnaire for the Company

14.	INTERPRETATION

14.1	In this Agreement, unless the context otherwise requires:

	(a)	"1933 Act" means the United States Securities Act of 1933, as amended;

	(b)	"Accredited Investor" has the same meaning ascribed to that term in NI 45-106;

(c)

"Act" means the Securities Act (Ontario), the regulations and rules made thereunder and all published policy statements, blanket orders, notices, directions and rulings issued or adopted by the Ontario Securities Commission, all as amended;

	(d)	"Affiliate" has the meaning ascribed to such term in the Act, as in effect on the date of this Agreement;

	(e)	"Aggregate Proceeds" has the meaning set out in the recitals hereto;

	(f)	"Aggregate Subscription Price" means the aggregate dollar amount of the subscription under this Agreement as set out on the face page hereof;

(g)

"Agreement" means this subscription agreement between the Company and the Subscriber for the purchase of the Common Shares and the issuance of the Consideration Shares and includes all schedules and appendices attached hereto, in each case as they may be amended or supplemented from time to time;

	(h)	"arm's length" has the meaning given to that term in the Tax Act, as now in effect;

	(i)	"Articles" means the articles of the Company, together with any amendments thereto or replacements thereof;

	(j)	"Associate" has the meaning ascribed to such term in the Securities Act (Ontario), as in effect on the date of this Agreement;

	(k)	"Board" means the board of directors of the Company;

	(l)	"Business" means the uranium exploration, mine development and mining business of the Company and its subsidiaries as described in the Public Disclosure Documents;

(m)	"Business Day" means any day, other than a Saturday, Sunday or statutory holiday in the State of Virginia;

(n)	"Canadian Subsidiary" means VA Uranium Holdings Inc., an indirect, wholly-owned subsidiary of the Company;

(o)	"Closing" means the issuance and sale of Common Shares to the Subscriber in accordance with the terms and conditions of this Agreement;

(p)	"Closing Date" means the date of Closing;

(q)	"Closing Time" means 8:00 a.m. (Toronto time) on the Closing Date or such other earlier or later time as the Company may determine;

(r)	"Commissions" means the provincial securities commission or other regulatory authority in the Offering Jurisdictions;

(s)	"Common Shares" means the common shares in the authorized capital of the Company;

(t)	"Consideration Shares " has the meaning ascribed thereto in Section 11.3(b)(ii);

(u)	"Disclosed Principal" has the meaning ascribed thereto in Section 4.1(c)(ii);

(v)	"Financial Statements" means the audited financial statements of the Company as at and for the year ended December 31, 2011, including the notes thereto, together with the auditor's report thereon;

(w)	"General Solicitation" or "General Advertising" means "general solicitation or general advertising", as used under Rule 502(c) of Regulation D under the 1933 Act;

(x)

"Governmental Entity" means any domestic or foreign federal, provincial, regional, state, municipal or other government, governmental department, agency, authority or body (whether administrative, legislative, executive or otherwise), court, tribunal, commission or commissioner, bureau, minister or ministry, board or agency, or other regulatory authority, including any securities regulatory authorities and stock exchange;

(y)

"Insider" means (i) a director or an officer of the Company; (ii) a director or an officer of a person that is itself an insider or a subsidiary of the Company; (iii) a person that has (A) beneficial ownership of, or control or direction over, directly or indirectly, or (B) a combination of beneficial ownership of, and control or direction over, directly or indirectly, securities of an issuer carrying more than 10% of the voting rights attached to all the Company's outstanding securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution;

(z)	"Institutional Accredited Investor" means an institutional "accredited investor" as such term is in turn defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D of the 1933 Act;

(aa)	"International Jurisdiction" has the meaning ascribed thereto in Appendix III;

(bb)	"Investor Nominee" has the meaning ascribed thereto in Section 9.1;

(cc)

"Laws" means any and all federal, state, provincial, regional, local, municipal or other laws, statutes, constitutions, principles of common law, resolutions, ordinances, proclamations, directives, codes, edicts, Orders, rules, regulations, rulings or requirements issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity;

(dd)

"Losses" means, in respect of any matter, all claims, complaints, demands, proceedings, actions, causes of action, orders, judgments, awards, penalties, fines, losses, damages, liabilities, costs and expenses (including, without limitation, any and all legal and other professional fees and disbursements and other costs incurred in investigating or pursuing or paid in settlement of any of the foregoing) arising directly or indirectly as a consequence of such matter; provided, however, that "Losses" will exclude any and all punitive damages, damages for lost profits and exemplary damages;

(ee)

"Material Adverse Effect" means any event, change or effect that could reasonably be likely to have a materially adverse effect on the Business, affairs, capitalization, assets, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or on the price or value of the Common Shares, provided that it shall not include any event, change or effect on the Business resulting from: (i) the announcement of the execution of this Agreement or the transaction contemplated herein or the performance of the covenants and obligations herein; (ii) any action taken by the Company at the request of the Subscriber or as required under this Agreement, or the failure to take any action prohibited by this Agreement; (iii) changes in the U.S. or Canadian economy or securities or currency markets in general; (iv) changes in Canadian or U.S. generally accepted accounting principles; (v) any natural disaster; (vi) changes generally affecting the iron ore industry; or (vii) any decrease in the market price or any decline in the trading volume of Common Shares on the TSX or NYSE Amex (it being understood, however, that any event, change or effect causing or contributing to any such decreases in market price may constitute a Material Adverse Effect and may be taken into account in determining whether a Material Adverse Effect has occurred);

(ff)	"NI 43-101" means National Instrument 43-101 – Standards of Disclosure for Mineral Projects published by the Canadian Securities Administrators;

(gg)	"NI 45-102" means National Instrument 45-102 Resale of Securities published by the Canadian Securities Administrators;

(hh)	"NI 45-106" means National Instrument 45-106 "Prospectus and Registration Exemptions" published by the Canadian Securities Administrators;

(ii)	"NI 51-102" means National Instrument 51-102 – Continuous Disclosure Obligations published by the Canadian Securities Administrators;

(jj)	"NI 52-109" means National Instrument 52-109 – Certification of Disclosure in Issuers' Annual and Interim Filings published by the Canadian Securities Administrators;

(kk)	"Notice of Articles" means the notice of articles of the Company, together with any amendment thereto or replacement thereof;

(ll)	"Offering" has the meaning ascribed thereto in Section 2.1;

(mm)	"Offering Jurisdictions" means the provinces of Canada where any of the purchasers in the Offering are resident;

(nn)

"Order" means any judgment, decision, decree, injunction, ruling, writ, assessment, determination or order of any Governmental Entity that is binding on any Person or its property under applicable Law;

(oo)	"Parties" or "Party" means the Subscriber, the Company or both, as the context requires;

(pp)

"Permit" means any permit, lease, licence, claim, certificate, order, grant, approval, consent, registration, closure plan or other authorization of or from any Governmental Entity and includes any permit necessary to explore for, exploit, develop, mine, produce or refine minerals;

(qq)

"Person" means and includes any individual, company, limited partnership, general partnership, joint stock company, limited liability company, joint venture, association, company, trust, bank, trust company, pension fund, business trust or other organization, whether or not a legal entity and any Governmental Entity;

(rr)	"Pro Group" means the "Pro Group" as defined under the policies of the TSXV, as follows:

	(i)	subject to subparagraphs (ii), (iii) and (iv) hereof, "Pro Group" includes, either individually or as a group:

		(A)	the member of the TSXV;

		(B)	employees of the member;

		(C)	partners, officers and directors of the member;

		(D)	affiliates of the member; and

		(E)	associates of any parties referred to in subparagraphs (i) through (iv);

(ii)

the TSXV may, in its discretion, include a person or party in the Pro Group for the purposes of a particular calculation where the TSXV determines that the person is not acting at arm's length of the member;

	(iii)	the TSXV may, in its discretion, exclude a person from the Pro Group for the purposes of a particular calculation where the TSXV determines that the person is acting at arm's length of the member; and

	(iv)	the TSXV may deem a person who would otherwise be included in the Pro Group pursuant to subparagraph (i) to be excluded from the Pro Group where the TSXV determines that:

		(A)	the person is an affiliate or associate of the member acting at arm's length of the member;

		(B)	the associate or affiliate has a separate corporate and reporting structure;

		(C)	there are sufficient controls on information flowing between the member and the associate or affiliate; and

		(D)	the member maintains a list of such excluded persons;

(ss)

"Public Disclosure Documents" means, collectively, all of the documents which have been filed by or on behalf of the Company prior to the Closing Time with the relevant Regulatory Authorities pursuant to the requirements of Securities Laws, including all documents filed on www.sedar.com;

(tt)

"Related Party" means, with respect to any person (the "first named person"), any person that does not deal at arm's length with the first named person or is an Associate of the first named person and, in the case of the Company, means (a) any director, officer, employee or Associate of the Company, (b) any person that does not deal at arm's length with the Company, (c) any person that does not deal at arm's length with, or is an Associate of, a director, officer, employee or Associate of the Company, and (d) any person who beneficially owns Common Shares representing more than 10% of the total number of issued and outstanding Common Shares;

(uu)	"Registrant" means a person registered or required to be registered under applicable securities legislation of Canada;

(vv)	"Regulation S" means Regulation S promulgated under the 1933 Act;

(ww)	"Regulatory Authorities" means the Commissions and the securities regulatory authorities in the United States and/or an International Jurisdiction;

(xx)

"Securities Laws" means, as applicable, the securities legislation and securities laws of the United States, each International Jurisdiction, each Offering Jurisdiction and the regulations and rules made thereunder and all published policy statements, blanket orders, notices, directions and ruling issued or adopted by the Regulatory Authorities, collectively;

(yy)	"Subscriber" has the meaning ascribed thereto on the face page of this Agreement;

(zz)

“Subscriber’s Business” means the uranium exploration, mine development, mining and milling business of the Subscriber and its subsidiaries as described in the Subscriber’s Public Disclosure Documents;

(aaa)	"Subscriber's Nominee" means the nominee of the Subscriber to be appointed to the Board on the Closing Date;

(bbb)

“Subscriber’s Public Disclosure Documents” means, collectively, all of the documents which have been filed by or on behalf of the Subscriber prior to the Closing Time with the relevant Regulatory Authorities pursuant to the requirements of Securities Laws, including all documents filed on www.sedar.com;

(ccc)

"Technical Report" means the technical report titled “NI 43 – 101 Preliminary Economic Assessment Update, Coles Hill Uranium Property, Pittsylvania County, Virginia, United States Of America” dated September 6, 2012 and prepared by Lyntek Inc. and BRS Engineering;

(ddd)	“TSX” means the Toronto Stock Exchange;

(eee)	"TSXV" means the TSX Venture Exchange Inc.;

(fff)	"United States" means the United States of America, its territories or possessions, any State of the United States and the District of Columbia;

(ggg)	"U.S. Person" means a "U.S. person" as that term is defined in Regulation S; and

(hhh)	"U.S. Subsidiary" means Virginia Uranium, Inc., an indirect, wholly-owned subsidiary of the Company.

14.2      Time is of the essence of this Agreement and will be calculated in accordance with the provisions of the Legislation Act (Ontario).

14.3      This Agreement is to be read with all changes in gender or number as required by the context.

14.4      The headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement.

14.5      Unless otherwise indicated, all dollar amounts referred to in this Agreement are in lawful currency of Canada.

14.6      This Agreement, any amendment, addendum or supplement hereto, and all other documents relating hereto shall be governed by and construed in accordance with the internal laws of the Province of Ontario, and the federal laws of Canada applicable therein, governing contracts made and to be performed wholly therein, and without reference to its principles governing the choice or conflict of laws. The Parties irrevocably attorn and submit to the exclusive jurisdiction of the courts of the Province of Ontario with respect to any dispute related to or arising from this Agreement.

14.7      Whether or not explicitly stated in this Agreement, any acknowledgement, representation, warranty, undertaking, covenant or agreement made by the Subscriber in this Agreement, including the Schedules hereto, will be treated as if, and be deemed to have been, also made by each person on whose behalf the Subscriber is contracting.

14.8      Common Shares issued pursuant to a Dilutive Event will not be considered to be "outstanding" when determining the Subscriber’s percentage ownership interest in the Company for purposes of the rights described in Section 9.

15.	MISCELLANEOUS

15.1      The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Common Shares shall be borne by the Subscriber. The Company acknowledges and agrees that all costs and expenses incurred by the Company (including any fees and disbursements of any special counsel retained by the Company) relating to the purchase of the Consideration Shares shall be borne by the Company.

15.2      Each Party (the “First Party”) acknowledges that the other Party’s counsel is acting as counsel to the other Party and not as counsel to the First Party.

15.3      Each Party, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, agrees that this subscription is made for valuable consideration and, subject to the terms hereof , may not be withdrawn, cancelled, terminated or revoked by the other Party on its own behalf and, if applicable, on behalf of others for whom it is contracting, without the consent of both Parties.

15.4      Each Party (an “Indemnifying Party”) agrees to indemnify and hold harmless the other Party and its respective directors, officers, employees, agents, advisers and shareholders (the “Indemnified Group”) from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, law suit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Indemnifying Party contained herein or in any document furnished by the Indemnifying Party to the any of the Indemnified Group in connection herewith being untrue in any material respect or any breach or failure by the Indemnifying Party to comply with any covenant or agreement made by the Indemnifying Party herein or in any document furnished by the Indemnifying Party to any of the Indemnified Group in connection herewith. The indemnity provided in this Section 15.4 shall survive the Closing for the applicable statute of limitations period.

15.5      This Agreement is intended to and shall take effect on the Closing Date, notwithstanding its actual date of execution or delivery by any of the Parties.

15.6      If any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless in either case as a result of such determination this Agreement would fail of its essential purpose.

15.7      This Agreement, which includes any interest granted or right arising under this Agreement, may not be assigned or transferred.

15.8      Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the Parties with respect to the Common Shares and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Company or by anyone else.

15.9      Subject to Section 11.4~~11.~~5, the Parties may amend this Agreement only in writing.

15.10      This Agreement enures to the benefit of and is binding upon the Parties and, as the case may be, their respective heirs, executors, administrators and, successors.

15.11      A Party will give all notices or other written communications to the other Party concerning this Agreement by hand or by a widely recognized international courier addressed to such other Party's respective address which is noted on the cover page of this Agreement.

15.12      The Parties hereby agree and confirm that they have requested that this Agreement, as well as all notices and other documents contemplated hereby, be drawn up in the English language only. Les Parties aux présentes reconnaissent et confirment qu'elles ont convenu que la présente convention ainsi que tous les avis et documents, qui s'y rattachent soient rédigés en anglais.

15.13      This Agreement may be executed in counterparts, each of which when delivered will be deemed to be an original and all of which together will constitute one and the same document and the Company will be entitled to rely on delivery by facsimile machine or PDF of an executed copy of this subscription, and acceptance by the Company of such facsimile copy or PDF will be equally effective to create a valid and binding agreement between the Subscriber and the Company as if the Company had accepted the subscription originally executed by the Subscriber.

__________

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

APPENDIX I

ACCREDITED INVESTOR QUESTIONNAIRE FOR THE SUBSCRIBER

To:	Virginia Energy Resources Inc. (the "Company")

The Subscriber is a resident of Canada, or a jurisdiction outside Canada and the United States, and hereby represents, warrants and certifies to the Company that the Subscriber is an "accredited investor", as such term is defined in National Instrument 45-106 – Prospectus and Registration Exemptions ("NI 45-106") and, as at the time the subscription for Common Shares is accepted by the Company, the Subscriber will fall within one or more of the following categories (Please check one or more, as applicable):

ACCREDITED INVESTOR STATUS

The undersigned represents and warrants that it, he or she is [check each applicable item]:

______	(a)	a Canadian financial institution, or Schedule III Bank;

______	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

______	(c)

a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

______	(d)

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

______	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

______	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

______	(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec;

______	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

______	(i)	a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission, or similar regulatory authority of a jurisdiction of Canada;

______	(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

______	(k)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

______	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

______	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

______	(n)	an investment fund that distributes or has distributed its securities only to:

(i) a person that is or was an accredited investor at the time of the distribution,

(ii) a person that acquires or acquired securities in the circumstances referred to in Sections 2.10 – Minimum Amount Investment and 2.19 – Additional Investment in Investment Funds of NI 45-106, or;

(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under Section 2.18 – Investment Fund Reinvestments of NI 45-106;

______	(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator, or in Québec, the securities regulatory authority, has issued a receipt;

______	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

______	(q)	a person acting on behalf of a fully managed account managed by that person, if that person:

(i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

(ii) in Ontario, is purchasing a security that is not a security of an investment fund;

______	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

______	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (d) or paragraph (i) in form and function;

______	(t)

a person in respect of which all of the owners of interests, direct, indirect, or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

______	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or

______	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the _______________day of _____________________________________, 2012.

If a Corporation, Partnership or Other Entity:	If an Individual:

Name of Entity	Signature

Type of Entity	Print or Type Name

Signature of Person Signing

Print or Type Name and Title of Person Signing

For the purposes of this certificate, the following definitions are included for convenience:

"Canadian financial institution" means

(i)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(ii)

a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

"director" means

(i)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

(ii)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

"eligibility adviser" means

(i)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed, and

(ii)

in Saskatchewan and Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not

	(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officer, founders, or control persons, and

(B)

have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

"executive officer" means, for an issuer, an individual who is

(i)	a chair, vice-chair or president,

(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production, or

(iii)	performing a policy-making function in respect of the issuer;

"financial assets" means

(i)	cash,

(ii)	securities, or

(iii)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

"foreign jurisdiction" means a country other than Canada or a political subdivision of a country other than Canada;

"founder" means, in respect of an issuer, a person who,

(i)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(ii)	at the time of the trade is actively involved in the business of the issuer;

"fully managed account" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

"insider" means

(i)	a director or an officer of the Company,

(ii)	a director or an officer of a person that is itself an insider or a subsidiary of the Company,

(iii)	a person that has

	(A)	beneficial ownership of, or control or direction over, directly or indirectly, or

(B)

a combination of beneficial ownership of, and control or direction over, directly or indirectly, securities of an issuer carrying more than 10% of the voting rights attached to all the Company's outstanding securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution.

"investment fund" means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an EVVC and a VCC (as such terms are defined in National Instrument 81-106 – Investment Fund Continuous Disclosure);

"jurisdiction" means a province or territory of Canada except when used in the term foreign jurisdiction;

"local jurisdiction" means the jurisdiction in which the Canadian securities regulatory authority is situate;

"non-redeemable investment fund" means an issuer,

(i)	whose primary purpose is to invest money provided by its securityholders,

(ii)	that does not invest,

	(A)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

	(B)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(iii)	that is not a mutual fund;

"registrant" means a person registered or required to be registered under applicable securities legislation of Canada.

"person" includes

(i)	an individual,

(ii)	a corporation,

(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(iv)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

"regulator" means, for the local jurisdiction, the Executive Director, Director or Superintendent of the local jurisdiction or Registrar or Autorité des marchés financiers, as the case may be;

"related liabilities" means

(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(ii)	liabilities that are secured by financial assets;

"Schedule III bank" means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

"spouse" means, an individual who,

(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

"subsidiary" means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

All monetary references in this Schedule are in Canadian Dollars.

__________

APPENDIX II

INSTITUTIONAL ACCREDITED INVESTOR CERTIFICATE

To:	Virginia Energy Resources Inc. (the "Company")

Capitalized terms used in this Appendix II and defined in the Agreement to which the Appendix II is attached have the meaning defined in the Agreement unless otherwise defined herein.

The undersigned (the "Subscriber") (on its behalf, and including if applicable, on behalf of each Disclosed Principal) represents, warrants and covenants (which representations, warranties and covenants shall survive the Closing) to the Company (and acknowledges that the Company is relying thereon) that:

1.      It is an Institutional Accredited Investor that, in the normal course of business, invests in or purchases securities similar to the Common Shares, and it is a highly sophisticated investor that has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investments in the Common Shares, and it, and any accounts for which it is acting, is able to bear the economic risk, and sustain a complete loss, of such investment in the Common Shares. It, and any accounts for which it is purchasing, has no need for liquidity with respect to its investment in the Common Shares and have no reason to anticipate any change in its circumstances, financial or otherwise, which may cause or require any sale or distribution by us of all or any part of the Common Shares. It is purchasing the Common Shares for its own account or for a Disclosed Principal, for investment purposes only and not with a view to resale or distribution of the Common Shares in violation of U.S. Securities Laws;

2.      it, and if applicable, each Disclosed Principal for whose account it is purchasing the Common Shares is an Institutional Accredited Investor that satisfies one or more of the categories of Institutional Accredited Investor indicated below (the Subscriber must initial "SUB" for the Subscriber, and "DP" for each Disclosed Principal, if any, on the appropriate line(s)):

_____	Category 1.	A bank, as defined in Section 3(a)(2) of the 1933 Act, whether acting in its individual or fiduciary capacity; or

_____	Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity; or

_____	Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or

_____	Category 4.	An insurance company as defined in Section 2(13) of the 1933 Act; or

_____	Category 5.	An investment company registered under the United States Investment Company Act of 1940; or

_____	Category 6.	A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; or

_____	Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

_____	Category 8.

A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S. $5,000,000; or

_____	Category 9.

An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U.S. $5,000,000 or, if a self- directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	Category 10.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

_____	Category 11.

A trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act.

3.      If it is acquiring the Common Shares as a fiduciary or agent for one or more investor accounts,

(i)      each such account is an Institutional Accredited Investor,

(ii)     it has investment discretion with respect to each account, and

(iii)    it has full power and authority to make the representations, warranties, agreements and acknowledgements herein on behalf of each such account.

4.      It acknowledges that neither the Company nor any of its affiliates nor any other person has made any representations, express or implied, to it with respect to the Company, the Offering, the Common Shares or the accuracy, completeness or adequacy of any financial or other information concerning the Company, the Offering or the Common Shares, other than (in the case of the Company and its affiliates only) the information contained on SEDAR regarding the Company.

5.      It will make its own independent investigation and appraisal of the business, results, financial condition, prospects, creditworthiness, status and affairs of the Company, and it will make its own investment decision to acquire the Common Shares. It understands that there may be certain consequences under U.S. and other tax laws resulting from an investment in the Common Shares, and it will make such investigation and consult such tax and other advisors with respect thereto as it deems appropriate. It further understands that the Company makes no determination or representation as to its "passive foreign investment company" status within the meaning of section 1297 of the U.S. Internal Revenue Code of 1986, as amended (a "PFIC"), for the fiscal year 2012. It also will satisfy itself concerning, without limitation, the effects of U.S. federal, state and local income tax laws and foreign tax laws on its investment in the Common Shares.

6.      Any Common Shares it acquires will be for its own account (or for the account of an Institutional Accredited Investor as to which it exercises sole investment discretion and have authority to make the statements contained in this certificate) for investment purposes, and not with a view to resale or distribution within the meaning of the U.S. federal securities laws, subject to the understanding that the disposition of its property shall at all times be and remain within its control.

7.      It understands the Common Shares are being offered by the Company in a transaction not involving any public offering in the United States within the meaning of the 1933 Act and that the Common Shares have not been and will not be registered under the 1933 Act or under the securities laws of any state or other jurisdiction of the United States. It acknowledges and agrees that it is not acquiring or taking up the Common Shares as a result of any General Solicitation or General Advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over the radio or television, on the internet, or as a result of any seminar or meeting whose attendees have been invited by General Solicitation or General Advertising.

8.      It understands (and each beneficial owner of the Common Shares of the Company for which it is acting has been advised and understands) that any offer and sale of the Common Shares to it is being made to it by the Company in reliance on an exemption from the registration requirements of the 1933 Act in a transaction not involving any public offering and that the Common Shares will be "restricted securities" within the meaning of Rule 144(a)(3) under the 1933 Act.

9.      It agrees, on its own behalf and on behalf of any accounts for which it is acting, that as long as the Common Shares are "restricted securities" within the meaning of Rule 144(a)(3) under the 1933 Act, it will not reoffer, resell, pledge or otherwise transfer the Common Shares, except:

(i)      to the Company;

(ii)      in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S under the 1933 Act (which, for the avoidance of doubt, includes a sale over the TSX or TSXV provided such sale is not pre-arranged with a buyer which is a U.S. Person) and in accordance with applicable local laws and regulations;

(iii)     in a transaction in accordance with Rule 144 or 144A under the 1933 Act, if available; or

(iv)    pursuant to a transaction that does not require registration under the 1933 Act or any applicable state securities laws,

in each case, in accordance with any applicable securities laws of any state or other jurisdiction of the United States. It understands (and each beneficial owner of the Common Shares of the Company for which it is acting has been advised and understands) that no representation has been made to it by the Company as to the availability of Rule 144 or 144A under the 1933 Act or any other exemption under the 1933 Act or any state securities laws for the offer, resale, pledge or transfer of the Common Shares. It acknowledges that it will inform any party to which it transfers Common Shares of the restrictions contained herein and that such party and its transferees shall be subject to the restrictions contained herein, as applicable, and that any transfer of such Securities shall be conditioned upon such transferee agreeing to such restrictions.

10.      It acknowledges that its acquisition of the Common Shares is subject to and based upon all the terms, conditions, representations, warranties, acknowledgements, agreements and undertakings and other information contained in this certificate and, the Subscription Agreement.

11.      It understands that, to the extent the Common Shares are delivered in certificated form, the certificate delivered in respect of the Common Shares will bear a legend substantially to the following effect for so long as the securities are "restricted securities" within the meaning of Rule 144(a)(3) under the 1933 Act:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR APPLICABLE STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT AND IN COMPLIANCE WITH ALL APPLICABLE LOCAL LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, UNDER (C) OR (D) ABOVE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE THESE SECURITIES MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON CANADIAN STOCK EXCHANGES. IF THE COMPANY IS A "FOREIGN ISSUER" WITHIN THE MEANING OF REGULATION S AT THE TIME OF TRANSFER PURSUANT TO RULE 904 OF REGULATION S, A NEW CERTIFICATE, BEARING NO LEGEND, MAY BE OBTAINED FROM THE TRANSFER AGENT OF THE COMPANY UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE TRANSFER AGENT OF THE COMPANY AND THE COMPANY AND, IF SO REQUIRED BY THE TRANSFER AGENT OF THE COMPANY, AN OPINION OF COUNSEL OR OTHER EVIDENCE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE TRANSFER AGENT OF THE COMPANY, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S"

provided that, if any Common Shares are being sold in accordance with Rule 904 of Regulation S, and if the Company is a "foreign issuer" within the meaning of Regulation S at the time of sale, the legend may be removed by providing to the Company's registrar and transfer agent (i) a declaration in the form attached hereto as Schedule I to this Appendix II (or as the Company may prescribe from time to time) and (ii) if required by the Company's registrar and transfer agent, an opinion of counsel, of recognized standing reasonably satisfactory to the Company, or other evidence reasonably satisfactory to the Company, that the proposed transfer may be effected without registration under the 1933 Act; and provided, further, that, if any Common Shares are being sold under Rule 144, the legend may be removed by delivering to the Company's registrar and transfer agent an opinion of counsel of recognized standing reasonably satisfactory to the Company, that the legend is no longer required under applicable requirements of the 1933 Act or state securities laws.

12.      It understands and acknowledges that the Company shall have no obligation to recognize any offer, sale, pledge or other transfer made other than in compliance with the restrictions on transfer set forth and described herein and that the Company may make notation on its records or give instructions to CDS in order to implement such restrictions.

13.      It confirms that, to the extent it is acquiring the Common Shares for the account of one or more other persons, (a) it has been duly authorized to sign this certificate and make the confirmations, acknowledgements and agreements set forth herein on their behalf and (b) the provisions of this certificate constitute legal, valid and binding obligations of it and any other person for whose account it is acting.

14.      It irrevocably authorizes the Company, its affiliates and any person acting on their behalf to rely upon and produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings, dispute or official inquiry with respect to the matters covered hereby.

15.      It understands and acknowledges that the Company (i) is not obligated to remain a "foreign issuer," (ii) may not, at the time the Common Shares are resold by the Subscriber or at any other time, be a foreign issuer, and (iii) may engage in one or more transactions which could cause the Company not to be a foreign issuer.

16.      It understands and acknowledges that (i) if the Company is deemed to have been at any time previously an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents, Rule 144 under the 1933 Act may not be available for resales of the Common Shares and (ii) the Company is not obligated to make Rule 144 under the 1933 Act available for resales of such Common Shares.

17.      It understands and agrees that the financial statements of the Company have been prepared in accordance with Canadian generally accepted accounting principles, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies.

18.      The terms and provisions of this certificate shall inure to the benefit of and shall be enforceable by the Company and its successors and permitted assigns, and the terms and provisions hereof shall be binding on its permitted successors in title, permitted assigns and permitted transferees.

19.      It understands that the foregoing representations, warranties, agreements and acknowledgements are required in connection with United States and other securities laws and that the Company, its affiliates and others are entitled to rely upon the truth and accuracy of the representations, warranties, agreements and acknowledgements contained herein. It agrees that if any of the representations, warranties, agreements and acknowledgements made herein is no longer accurate, it shall promptly notify the Company. All representations, warranties, agreements and acknowledgements it has made in this certificate shall survive the execution and delivery hereof.

The Subscriber undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the Subscriber or any Disclosed Principal set forth herein which takes place prior to the Closing.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the ___ day of _______________, 2012.

By Institution:	__________________________________

Duly Authorized Signature:	__________________________________

Name:
Title:

Institution's Address:	__________________________________

__________________________________

__________________________________

Daytime Telephone Number:	__________________________________

If signing on behalf of another person, please indicate
the capacity in which signed:	__________________________________

__________________________________

Please note that this Institutional Accredited Investor certificate does not represent an order to purchase securities.

Schedule I to Appendix II

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO:	Computershare Investor Services Inc.
as registrar and transfer agent for the
securities of Virginia Energy Resources Inc. (the "Company")

The undersigned (a) acknowledges that the sale of _______________________of the Company represented by certificate no. ____________to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and (b) certifies that (1) the undersigned is not an "affiliate" (as that term is defined in Rule 405 under the U.S. Securities Act) of the Company, (2) the offer or sale of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the seller nor any person acting on its behalf knew that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any "directed selling efforts" in the United States in connection with the offer and sale of such securities, (4) the offer or sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act), (5) the seller does not intend to replace such securities with fungible unrestricted securities and (6) the contemplated offer or sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S under the U.S. Securities Act, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated: ___________________________________	___________________________________
Name of Seller

By: ______________________________
Name:
Title:

APPENDIX III

OFFSHORE SUBSCRIBER CERTIFICATE

(Residents of Jurisdictions other than Canada and the United States)

To:	Virginia Energy Resources Inc. (the "Company")

Capitalized terms used in this Appendix III and defined in the Agreement to which the Appendix III is attached have the meaning defined in the Agreement unless otherwise defined herein.

The undersigned (the "Subscriber") represents, warrants and covenants (which representations, warranties and covenants shall survive the Closing) to the Company and acknowledges that the Company is relying thereon that:

(1)

The Subscriber is, and each beneficial purchaser for whom the Subscriber may be acting as trustee or agent is, a resident of a country (an "International Jurisdiction") other than Canada or the United States and the decision to subscribe for Common Shares was taken in such International Jurisdiction.

(2)

The delivery of the Subscription Agreement, the acceptance of it by the Company and the issuance of the Common Shares to the Subscriber, or any beneficial purchaser, complies with all laws applicable to the Subscriber and such beneficial purchaser, including the laws of such Subscriber's jurisdiction of residence, and all other applicable laws, and will not cause the Company to become subject to, or require it to comply with, any disclosure, prospectus, filing or reporting requirements under any applicable laws of the International Jurisdiction.

(3)

The Subscriber, and each such beneficial purchaser, is knowledgeable of, or has been independently advised as to, the application or jurisdiction of the Securities Laws of the International Jurisdiction which would apply to the acquisition of the Common Shares by the Subscriber.

(4)

The Subscriber, and each such beneficial purchaser, is subscribing for the Common Shares pursuant to exemptions from the prospectus, financial promotion and registration requirements (or their equivalent) under the applicable Securities Laws of that International Jurisdiction or, if such is not applicable, each is permitted to subscribe for the Common Shares under the applicable Securities Laws of the International Jurisdiction without the need to rely on such an exemption.

(5)

The applicable Securities Laws do not require the Company to register any of the Common Shares, file a prospectus or similar document, or make any filings or disclosures or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction.

(6)

The Subscriber confirms that the purchase of the Common Shares by the Subscriber does not trigger: (a) an obligation of the Company to prepare and file a registration statement, prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or (b) continuous disclosure reporting obligations of the Company in the International Jurisdiction.

(7)

The Subscriber will not sell, transfer or dispose of the Common Shares except in accordance with all applicable laws, including applicable Securities Laws of Canada and the United States, and the Subscriber acknowledges that the Company shall have no obligation to register any such purported sale, transfer or disposition which violates applicable Canadian or United States Securities Laws.

(8)	The Subscriber will, if requested by the Company, comply with such other requirements as the Company may reasonably require.

     The Subscriber undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the Subscriber or any Disclosed Principal set forth herein which takes place prior to the Closing.

If a Corporation, Partnership or Other Entity:	If an Individual:

Name of Entity	Signature

Type of Entity	Print or Type Name

Signature of Person Signing

Print or Type Name and Title of Person Signing

APPENDIX IV

FORM 4C

CORPORATE PLACEE REGISTRATION FORM

This Form will remain on file with the Exchange and must be completed if required under section 4(b) of Part II of Form 4B. The corporation, trust, portfolio manager or other entity (the "Placee") need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates. If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed Issuers. If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the Exchange.

1.	Placee Information:

	(a)	Name: _____________________________________________________________________________________________

	(b)	Complete Address: ___________________________________________________________________________________

	(c)	Jurisdiction of Incorporation or Creation: ___________________________________________________________________

2.	(a)	Is the Placee purchasing securities as a portfolio manager: (Yes/No)? __________

	(b)	Is the Placee carrying on business as a portfolio manager outside of Canada: (Yes/No)? __________

3.	If the answer to 2(b) above was "Yes", the undersigned certifies that:

(a)

it is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client's express consent to a transaction;

(b)

it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a "portfolio manager" business) in ____________________[jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

	(c)	it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

	(d)	the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

(e)

it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing.

4.	If the answer to 2(a). above was "No", please provide the names and addresses of Control Persons of the Placee:

Name *	City	Province or State	Country

* If the Control Person is not an individual, provide the name of the individual that makes the investment decisions on behalf of the Control Person.

5.	Acknowledgement - Personal Information and Securities Laws

	(a)	"Personal Information" means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

(i) the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6B) pursuant to this Form; and

(ii) the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6B or as otherwise identified by the Exchange, from time to time.

	(b)	The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions.

Dated and certified (if applicable), acknowledged and agreed, at ________________________________________________ on ________________________________________

(Name of Purchaser - please print)

(Authorized Signature)

(Official Capacity - please print)

(Please print name of individual whose signature appears above)

APPENDIX V

ACCREDITED INVESTOR QUESTIONNAIRE FOR THE COMPANY

To:	Energy Fuels Inc. (the "Subscriber")

     Virginia Energy Resources Inc. (the “Company”) is a resident of Canada, or a jurisdiction outside Canada and the United States, and hereby represents, warrants and certifies to the Subscriber that the Company is an "accredited investor", as such term is defined in National Instrument 45-106 – Prospectus and Registration Exemptions ("NI 45-106") and, as at the time the subscription for Consideration Shares is accepted by the Subscriber, the Company will fall within one or more of the following categories (Please check one or more, as applicable):

ACCREDITED INVESTOR STATUS

The undersigned represents and warrants that it, he or she is [check each applicable item]:

_______	(a)	a Canadian financial institution, or Schedule III Bank;

_______	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

_______	(c)

a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

_______	(d)

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

_______	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

_______	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

_______	(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec;

_______	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

_______	(i)	a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission, or similar regulatory authority of a jurisdiction of Canada;

_______	(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

_______	(k)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

_______	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

_______	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

_______	(n)	an investment fund that distributes or has distributed its securities only to:

(i) a person that is or was an accredited investor at the time of the distribution,

(ii) a person that acquires or acquired securities in the circumstances referred to in Sections 2.10 – Minimum Amount Investment and 2.19 – Additional Investment in Investment Funds of NI 45-106, or;

(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under Section 2.18 – Investment Fund Reinvestments of NI 45-106;

_______	(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator, or in Québec, the securities regulatory authority, has issued a receipt;

_______	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

_______	(q)	a person acting on behalf of a fully managed account managed by that person, if that person:

(i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

(ii) in Ontario, is purchasing a security that is not a security of an investment fund;

_______	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

_______	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (d) or paragraph (i) in form and function;

_______	(t)

a person in respect of which all of the owners of interests, direct, indirect, or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

_______	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or

_______	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the _______________day of _____________________________________, 2012.

If a Corporation, Partnership or Other Entity:	If an Individual:

Name of Entity	Signature

Type of Entity	Print or Type Name

Signature of Person Signing

Print or Type Name and Title of Person Signing

For the purposes of this certificate, the following definitions are included for convenience:

"Canadian financial institution" means

(i)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(ii)

a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

"director" means

(i)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

(ii)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

"eligibility adviser" means

(i)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed, and

(ii)

in Saskatchewan and Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not

	(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officer, founders, or control persons, and

(B)

have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

"executive officer" means, for an issuer, an individual who is

(i)	a chair, vice-chair or president,

(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production, or

(iii)	performing a policy-making function in respect of the issuer;

"financial assets" means

(i)	cash,

(ii)	securities, or

(iii)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

"foreign jurisdiction" means a country other than Canada or a political subdivision of a country other than Canada;

"founder" means, in respect of an issuer, a person who,

(i)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(ii)	at the time of the trade is actively involved in the business of the issuer;

"fully managed account" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

"insider" means

(i)	a director or an officer of the Company,

(ii)	a director or an officer of a person that is itself an insider or a subsidiary of the Company,

(iii)	a person that has

	(A)	beneficial ownership of, or control or direction over, directly or indirectly, or

(B)

a combination of beneficial ownership of, and control or direction over, directly or indirectly, securities of an issuer carrying more than 10% of the voting rights attached to all the Company's outstanding securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution.

"investment fund" means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an EVVC and a VCC (as such terms are defined in National Instrument 81-106 – Investment Fund Continuous Disclosure);

"jurisdiction" means a province or territory of Canada except when used in the term foreign jurisdiction;

"local jurisdiction" means the jurisdiction in which the Canadian securities regulatory authority is situate;

"non-redeemable investment fund" means an issuer,

(i)	whose primary purpose is to invest money provided by its securityholders,

(ii)	that does not invest,

	(A)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

	(B)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(iii)	that is not a mutual fund;

"registrant" means a person registered or required to be registered under applicable securities legislation of Canada.

"person" includes

(i)	an individual,

(ii)	a corporation,

(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(iv)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

"regulator" means, for the local jurisdiction, the Executive Director, Director or Superintendent of the local jurisdiction or Registrar or Autorité des marchés financiers, as the case may be;

"related liabilities" means

(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(ii)	liabilities that are secured by financial assets;

"Schedule III bank" means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

"spouse" means, an individual who,

(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

"subsidiary" means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

All monetary references in this Schedule are in Canadian Dollars.

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